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                                                                    EXHIBIT 99.2

                           PCI CHEMICALS CANADA INC.

                                 EXCHANGE OFFER
                               TO HOLDERS OF ITS
                 9 1/4% SERIES A SENIOR SECURED NOTES DUE 2007

                         NOTICE OF GUARANTEED DELIVERY

     As set forth in the Prospectus dated January   , 1998 (the "Prospectus") of
PCI Chemicals Canada Inc. (the "Company" and, together with Pioneer Americas Acquisition Corporation ("PAAC") and the other subsidiaries of PAAC, the "Issuers") under "The Exchange Offer -- How to Tender" and in the Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") by the Issuers to exchange up to $175,000,000 in principal amount of its 9 1/4% Series A Senior Secured Notes due 2007 issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Original Notes"), for $175,000,000 in principal amount of its 9 1/4% Series B Senior Secured Notes due 2007 (the "Exchange Notes"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer of the Issuers if: (i) certificates for the Original Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

TO: UNITED STATES TRUST COMPANY OF NEW YORK (the "Exchange Agent")

                                 By Facsimile:
                                 (212) 780-0592
                          Attention: Customer Service

                             Confirm by telephone:
                                 (800) 548-6565

                        By Registered or Certified Mail:
                    United States Trust Company of New York
                          P.O. Box 844 Cooper Station
                            New York, New York 10276

                                    By Hand:
                    United States Trust Company of New York
                                  111 Broadway
                            New York, New York 10006
                     Attention: Corporate Trust Operations

                             By Overnight Courier:
                    United States Trust Company of New York
                                  770 Broadway
                            New York, New York 10003
                     Attention: Corporate Trust Operations

              DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
            AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO
              A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET FORTH
                  ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuers, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

                                                       SIGN HERE
Principal Amount of Original Notes
Tendered -------------------------------------------   Signature(s) ---------------------------------------
                                                       -----------------------------------------------------
Certificate Nos.                                       Please Print the Following Information
(if available)
  ---------------------------------------
                                                       Name(s) -------------------------------------------
                                                       -----------------------------------------------------
Total Principal Amount                                 Address --------------------------------------------
  Represented by Original Notes

  Certificate(s)
     ----------------------------------------
                                                       -----------------------------------------------------

                                                       Area Code and Tel. No(s). ------------------------
                                                       -----------------------------------------------------
Account Number ----------------------------------
Dated: ------------------ , 1998

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                                   GUARANTEE

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

--------------------------------------------------------------------------------
                                  Name of Firm

--------------------------------------------------------------------------------
                              Authorized Signature

--------------------------------------------------------------------------------
                         Number and Street or P.O. Box

--------------------------------------------------------------------------------
                           City        State Zip Code

--------------------------------------------------------------------------------
                             Area Code and Tel. No.

Dated:             , 1998

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